UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        August 7, 2007

THE PENN TRAFFIC COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
001-9930	25-0716800
(Commission File Number)	(I.R.S. Employer Identification No.)

1200 State Fair Boulevard Syracuse, New York	13221-4737
(Address of principal executive offices)	(Zip Code)

(315) 453-7284
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 7, 2007, The Penn Traffic Company (the “Company”) and certain of its subsidiaries entered into an amendment (the “Amendments”), dated as of August 1, 2007, to (i) its Credit Agreement, dated as of April 13, 2005 (as amended, the “GE Credit Agreement”), by and among the Company, various of its subsidiaries, General Electric Capital Corporation (“GE”), as agent and lender, and JPMorgan Chase Bank, N.A., The CIT Group/Business Credit and the other lenders party thereto (collectively, the “GE Lenders”) and (ii) its Credit Agreement, dated as of April 13, 2005 (as amended, the “Kimco Credit Agreement” and together with the GE Credit Agreement, the “Credit Agreements”), by and among the Company, various of its subsidiaries and Kimco Capital Corp. (“Kimco”), as agent and Lender, and the other lenders party thereto.

The Amendments to the Credit Agreements were entered into to provide the Company with additional liquidity by lowering the excess availability thresholds for purposes of determining compliance with certain financial covenants in the Credit Agreements. In addition, the Amendments make it possible for the Company to close underperforming stores and to conduct asset sales in connection therewith. In exchange therefor, the Amendments increase the prepayment penalty rates applicable under the Credit Agreements from 1% to 2% and require the Company to pay Kimco an amendment fee of $150,000. In addition, because one of the stores eligible for closure is part of the collateral securing borrowings under the Kimco Credit Agreement, the Company must make a principal loan paydown of $350,000 under the Kimco Credit Agreement and within eight months provide replacement lease collateral having a value equal to $400,000. If, however, the Company is unable to provide such replacement lease collateral in whole or in part, then the Company will make a principal repayment in the amount of the shortfall.

The above descriptions are qualified by reference to the copies of the amendments to the Credit Agreements, which are attached as Exhibits 99.1 and 99.2 and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	The following is attached as an exhibit to this Current Report on

Form 8-K:

Exhibit	Description
99.1	Second Amendment to the GE Credit Agreement, dated as of August 1, 2007, among the Company, certain of its subsidiaries and the GE Lenders.
99.2	Second Amendment to the Kimco Credit Agreement, dated as of August 1, 2007, among the Company, certain of its subsidiaries and Kimco.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

THE PENN TRAFFIC COMPANY
By:	/s/ Daniel J. Mahoney
Name: Daniel J. Mahoney Title: VP, General Counsel

Dated:  August 13, 2007

EXHIBIT INDEX

Exhibit	Description
99.1	Second Amendment to the GE Credit Agreement, dated as of August 1, 2007, among the Company, certain of its subsidiaries and the GE Lenders.
99.2	Second Amendment to the Kimco Credit Agreement, dated as of August 1, 2007, among the Company, certain of its subsidiaries and Kimco.